EXHIBIT 10(I)(D)
                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT ("AGREEMENT") IS ENTERED INTO THIS 7TH day of August, 1998 by and between Kelly's Coffee Group, Inc., ("Kelly's") a Colorado corporation with principal offices located at 647 Seventeenth Avenue, Longmont, Colorado 80502-1539, and AmeriResource Technologies, Inc. ("AmeriResource") a Delaware corporation with principal offices located at 8815
E. Long Street, Lenexa, Kansas 66215.

         WHEREAS, Kelly's desires to acquire from AmeriResource approximately Fifteen Million Three Hundred Eighty Four Thousand Six Hundred Fifteen (15,384,615) restricted shares of the common stock of AmeriResource, in exchange for Five Million (5,000,000) restricted shares of the common stock of Kelly's.

         NOW, THEREFORE with the above being incorporated into and made a part hereof for the mutual consideration set out herein and, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. EXCHANGE. Kelly's will, in a tax free exchange, acquire from AmeriResource, Fifteen Million Three Hundred Eighty Four Thousand Six Hundred Fifteen (15,384,615) restricted shares of the common stock of AmeriResource, valued as of August 7, 1998 at $.013 per share, in a tax free exchange wherein
AmeriResource shall acquire Five Million (5,000,000) restricted shares of Kelly's common stock, valued as of August 7, 1998 at $.04 per share.

2. EXCHANGE OF SHARES. On or before the closing date, set herein to be August 21, 1998, the above-mentioned shares are to be exchanged.

3. TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

         A.       BY KELLY'S OR AMERIRESOURCE:

                  (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in judgement of such Board of Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

                  (2) If the Closing shall have not occurred prior to August 7, 1998, or such later date as shall have been approved by parties hereto, other than for reasons set forth herein.

         B.       BY AMERIRESOURCE:

                  (1) If Kelly's shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representation or warranties of Kelly's contained herein shall be inaccurate in any material respect; or

         C.       BY KELLY'S:

                  (1) If AmeriResource shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement of if any of the representation or warranties of AmeriResource contained herein shall be inaccurate in any material respect;

         In the event this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and each party shall bear its own costs as well as the legal, accounting, printing, and other costs incurred in connection with negotiation, preparation and execution of the Agreement and the transactions herein contemplated.




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4.  REPRESENTATIONS  AND  WARRANTIES  OF  AMERIRESOURCE.   AmeriResource  hereby
represents and warrants that effective this date and the Closing Date, the following representations are true and correct:

          A. CORPORATE AUTHORITY. AmeriResource has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of
               Directors of AmeriResource has duly authorized the execution, delivery and performance of this Agreement.

          B. FINANCIAL STATEMENTS. The latest 10-Q report ("AmeriResource Financials") has been given to Kelly's prior to closing.

          C. NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of AmeriResource to which AmeriResource is a party and has been duly authorized by all appropriated and necessary action.

          D. INFORMATION. The information concerning AmeriResource as set forth in this Agreement and in the AmeriResource Financials is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

          E. DELIVERANCE OF SHARES. As of the Closing Date, the AmeriResource Shares to be delivered to Kelly's will be restricted and constitute valid and legally issued shares of AmeriResource, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of AmeriResource restricted stock.

          F.   NO  CONFLICT  WITH  OTHER  INSTRUMENT.   The  execution  of  this
               agreement will not violate or breach any document, instrument, agreement, contract or commitment material to AmeriResource.

          G. INFORMATION. The information concerning AmeriResource and set forth in this Agreement, is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

          H. RESTRICTED SHARES. The shares of Kelly's common stock which are being acquired for AmeriResource's own account and for investment and not with a view to the public resale or distribution thereof. AmeriResource will not sell, transfer or otherwise dispose of the Kelly's Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Kelly's Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act ("Rule 144").

               AmeriResource acknowledges and understands that the Kelly's Shares are unregistered in reliance of Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

               AmeriResource is fully aware of the applicable limitation on the resale of the Kelly's Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits sales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to AmeriResource, AmeriResource may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

5. REPRESENTATIONS AND WARRANTIES OF KELLY'S.

         Kelly's hereby represents and warrants that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.


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          A.   CORPORATE  AUTHORITY.  Kelly's has the full  corporate  power and
               authority  to  enter  this   Agreement   and  to  carry  out  the
               transactions   contemplated  by  this  Agreement.  The  Board  of
               Directors of Kelly's has duly authorized the execution, delivery, and performance of this Agreement.

          B.   FINANCIAL   STATEMENTS.   The  latest   10-Q   report   ("Kelly's
               Financials") has been given to AmeriResource prior to closing.

          C. NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Kelly's to which Kelly's is a party and has been duly authorized by all appropriated and necessary action.

          D. INFORMATION. The information concerning Kelly's as set forth in this Agreement and in the Kelly's Financials is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

          E. DELIVERANCE OF SHARES. As of the Closing Date, the Kelly's Shares to be delivered to AmeriResource will be restricted and constitute valid and legally issued shares of Kelly's fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Kelly's restricted stock.

          F.   NO  CONFLICT  WITH  OTHER  INSTRUMENT.   The  execution  of  this
               agreement will not violate or breach any document, instrument, agreement, contract or commitment material to Kelly's.

          G. INFORMATION. The information concerning Kelly's and set forth in this Agreement, is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

          H. RESTRICTED SHARES. The shares of AmeriResource common stock which are being acquired for Kelly's own account and for investment and not with a view to the public resale or distribution thereof. Kelly's will not sell, transfer or otherwise dispose of the AmeriResource Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the AmeriResource Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act ("Rule 144")

               Kelly's acknowledges and understands that the Shares are unregistered in reliance of Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

               Kelly's is fully aware of the applicable limitation on the resale of the Kelly's Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits sales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Kelly's, Kelly's may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

         6. CLOSING. The Closing as herein referred to shall occur upon such date as the parties hereto may mutually agree upon, but is expected to be on or before August 7, 1998.

         At closing Kelly's will deliver the Kelly's Shares to AmeriResource, and AmeriResource shall deliver the AmeriResource Shares to Kelly's.

7. CONDITIONS PRECEDENT OF AMERIRESOURCE TO EFFECT CLOSING. All obligations of AmeriResource under this Agreement are subject to fulfillment prior to or as of the Closing Date, of each of the following conditions:


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         A. The  representations  and  warranties  by or on  behalf  of  Kelly's contained in this Agreement or in any certificate or documents delivered to AmeriResource pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.

         B. Kelly's shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         C. All instruments and documents delivered to AmeriResource pursuant to
         the   provisions   hereof   shall   be   reasonably   satisfactory   to
         AmeriResource' legal counsel.

8. CONDITIONS PRECEDENT OF KELLY'S TO EFFECT CLOSING. All obligations of Kelly's under this Agreement are subject to fulfillment prior to or as of the date of Closing, of each of the following conditions:

         A. The representations and warranties by or on behalf of AmeriResource contained in this Agreement or in any certificate or documents delivered to Kelly's pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.

         B. AmeriResource shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         C. All instruments and documents delivered to Kelly's pursuant to the provisions hereof shall be reasonably satisfactory to Kelly's legal counsel.

9. DAMAGES AND LIMIT OF LIABILITY. Each party shall be liable, for any material breach of the representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform Agreement.

10. NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. INDEMNIFICATION PROCEDURES. If any claim is made by a party which would give rise to a right of indemnification under this paragraph, the party seeking indemnification (Indemnified Party) will promptly cause notice thereof to be delivered to the party from whom is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonable withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party and the approval of the Indemnifying Party will not be required for any settlement or consent or entry of judgement.

12. DEFAULT AT CLOSING. Notwithstanding the provisions hereof, if AmeriResource shall fail or refuse to deliver any of the AmeriResource Shares, or shall fail or refuse to consummate the transaction described in this Agreement


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prior to the Closing Date, such failure or refusal shall constitute a default by
AmeriResource and Kelly's at its option and without prejudice to its rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to AmeriResource.

13. COSTS AND EXPENSES. AmeriResource and Kelly's shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. AmeriResource and Kelly's have been represented by their own attorney in this transaction, and shall pay the fees of its attorney, except as may be expressly set forth herein to the contrary.

14. NOTICES. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

         To Kelly's:
         Kelly's Coffee Group, Inc.
         647 Seventeenth Avenue
         Longmont, Colorado 80502-1539

         To AmeriResource:
         AmeriResource Technologies, Inc.

         P.O. Box 14748
         Shawnee Mission, Kansas 66285-4748

15.      MISCELLANEOUS.

          A. FURTHER ASSURANCES. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          B. WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          C. BROKERS. Neither party has employed any brokers or finders with regard to this Agreement no disclosed herein.

          D. HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          E. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          F. GOVERNING LAW. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, notwithstanding any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be submitted for binding arbitration resolution to the American Arbitration Association, in Salt Lake City, Utah, pursuant to their Rules of Procedure or any other mutually agreed upon arbitrator. The parties agree to abide by decisions rendered as final and binding, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

          G. BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties their respective heirs, administrators, executors, successors, and assigns.

d
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          H.   ENTIRE  AGREEMENT.  The Agreement  contains the entire  agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions express or implied, other than is set forth here, have been made by any party.

          I. SEVERABILITY. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                            Kelly's Coffee Group, Inc.

                                            By:__/s/Terrence Buttler____

                                            Its:___President_____________

                                            AmeriResource Technologies, Inc.

                                            By:___/s/Delmar Janovec______

                                            Its:___President_______________




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